Other Operating Expenses	12 Months Ended
Jun. 30, 2021
Analysis of income and expense [abstract]
Other Operating Expenses	OTHER OPERATING EXPENSES

	SA Rand
Figures in million	2021	2020	2019
Social investment expenditure	126	143	155
Loss on scrapping of property, plant and equipment (a)	161	62	21
Silicosis settlement provision/(reversal of provision) (b)	80	36	(62)
Loss allowance	47	63	7
Remeasurement of contingent consideration (c)	(127)	—	—
Other (income)/expense – net	(46)	5	(21)
Total other operating expenses	241	309	100

(a)    These losses arise from the derecognition of property, plant and equipment that is no longer in use. No future economic benefits are expected from the use or disposal of these assets. Refer to note 15 for further detail on the accounting policy as well as the amounts per asset category.

(b)    Refer to note 27 for details on the movement in the silicosis settlement provision.

(c)    Refer to note 29 for details on the remeasurement of the contingent consideration.